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Annual Report

March 31, 2002

CMA Arizona
Municipal Money Fund

www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the year ended March 31, 2002, CMA Arizona Municipal Money Fund paid shareholders a net annualized yield of 1.68%.* As of March 31, 2002, the Fund's 7-day yield was 0.91%.

Economic Environment

Arizona's economy performed poorly for a majority of the year ended March 31, 2002. While retail trade and government growth has provided some support, it has not been enough to keep the state out of a mild recession. Nearly all industries contracted as manufacturing and services experienced the most rapid decline. The state's important high-tech manufacturers have been particularly hard hit because of the global economic slowdown. Consequently, firms including Motorola, Inc., Intel Corporation and Qwest Communications International Inc. continued to announce significant layoffs through year end, while the outlook for an imminent recovery in demand for microchips remained poor. On a positive note, Intel just opened its new $2 billion manufacturing plant, which is expected to add more than 1,800 jobs.

The terrorist attacks have had a significant effect on Arizona's tourism industry, which is estimated to have lost $200 million since September 11, 2001. This comes at a time when the state's tourism department is facing an almost $400,000 budget cut because of fiscal constraints. In December, hotel occupancy rates in Phoenix and Tucson were down 10% and 20%, respectively, from last year's levels. In addition, hotels and conference centers have lost significant business through cancellations and rescheduling, not to mention the lost revenues through unrealized retail and tourist spending in the area. The only redeeming factor for Arizona is its strong military-industrial complex. The state is home to five major military bases, including the Army proving ground in Yuma. In total, the military is responsible for more than 50,000 jobs in Arizona and has an estimated $6 billion impact on the economy. The state's major defense players are expected to capitalize on the anticipated increase in defense spending. For example, Phoenix-based Honeywell Avionics is expected to receive contracts worth over $6 billion from the Joint Strike Fighter Program and Airbus in the near future.

As the first quarter of 2002 started, we began to see the first signs that Arizona's economy may be recovering. This was reflected by the leading economic indicators for the state increasing for the second consecutive month in January. Indicators pointed to evidence that deterioration in the state's employment picture has slowed significantly during the past few months and that firms may start to add to payrolls shortly. The one exception is the construction sector, where lower demand for new housing and a decline in commercial and industrial projects will continue to take its toll, lagging the recovery.

Investment Strategy

CMA Arizona Municipal Money Fund began the first half of the year ended March 31, 2002 in pursuit of a more bullish position given the sustained weakness of the US economy. For the majority of the period, evidence that the domestic economy was weaker than expected forced the Federal Reserve Board to continue to aggressively ease monetary policy. Early in the period, at an intermeeting move on April 18, 2001, the Federal Reserve Board, which had already eased monetary policy by 150 basis points (1.50%), cut the Federal Funds rate by another 50 basis points. However, in contrast to the previous six months, the traditional increase in short-term tax-exempt issuance did provide some attractive opportunities to work toward our desired position. Consequently, most of our purchases were done early in the period as expectations of further interest rate cuts remained high. At the May 15, 2001 Federal Open Market Committee meeting, the Federal Funds rate was lowered once again by 50 basis points. During this time, we continued to seek out prudent opportunities to maintain a more bullish position. Although weakness persisted, as the first

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

half of the period ended, the tone of economic data began to suggest that the US economy might be hitting bottom. This was reflected in the Federal Reserve Board's decision to scale back cuts in the Federal Funds rate to 25 basis points at both its June 27, 2001 and August 21, 2001 meetings. Given that the Federal Reserve Board had significantly lowered interest rates, it was our opinion that a majority of the easing had been done. Consequently, we did not expect to remain as aggressive in lieu of the economic recovery expected early in the first quarter of 2002. On September 11, 2001, the US economy and financial markets were dealt a tremendous blow as a result of terrorist attacks on the World Trade Center and the Pentagon. Because we believed that these events would both deepen and prolong the current economic slowdown, we looked to maintain a relatively bullish position for the near term.

As the second half of the period began, the US economy continued to deteriorate because of the fallout from the terrorist attacks. The Federal Reserve Board responded quickly, lowering the Federal Funds rate a total of 100 basis points by October 2, 2001. This aggressive easing caused yields on fixed rate paper to drop almost 40 basis points within three weeks, thus making them less attractive relative to yields on variable rate product. Accordingly, given the current flatness of the short-term tax-exempt yield curve and the amount of monetary and fiscal policy already implemented, we focused the majority of our purchases in securities maturing within eight months. The Federal Reserve Board eased monetary policy an additional 75 basis points by year end in an effort to aid the struggling US economy. We sought to maintain the Fund's slightly bullish position, although it was somewhat difficult because of the lack of state-specific issuance and significant cash inflows. As the Fund's fiscal year came to an end, US economic data began to reflect an economy that was headed for recovery. This was validated by the Federal Reserve Board changing its bias from that of weakness to neutral at its March 19, 2002 Federal Open Market Committee meeting. As the period ended, we continued to move to a more bearish position to take advantage of the anticipated spike in yields on variable rate product caused by outflows during tax season. More importantly, our strategy also served to lessen the risk to the Fund's net asset value because of the increasing interest rate environment.

In Conclusion


We thank you for your support of CMA Arizona Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager


April 30, 2002

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002                      (IN THOUSANDS)

                  Face
State            Amount                                Issue                                                       Value
------------------------------------------------------------------------------------------------------------------------
Arizona--99.6%            Apache County, Arizona, IDA, IDR, VRDN (a):
                 2,700        (Tucson Electric Power Co.), Series 83-A, 1.45% due 12/15/2018 .................. $  2,700
                 2,100        (Tucson Electric Power-Springerville), 1.50% due 12/01/2020 .....................    2,100
                          Arizona Educational Loan Marketing Corporation, Educational Loan
                          Revenue Bonds, VRDN, AMT, Series A (a):
                 4,900        1.55% due 3/01/2015 (c) .........................................................    4,900
                12,500        1.50% due 12/01/2020 ............................................................   12,500
                 2,400    Arizona Health Facilities Authority, Hospital System Revenue Bonds (Northern
                          Arizona Healthcare), Series B, VRDN, 1.50% due 10/01/2026 (a)(c) ....................    2,400
                          Arizona Health Facilities Authority Revenue Bonds, VRDN (a):
                12,300        (Arizona Healthcare Pooled Finance), Series A, 1.85% due 6/01/2030 ..............   12,300
                 1,675        (Arizona Volunteer Hospital Federation), Series A,
                              1.50% due 10/01/2015 (d) ........................................................    1,675
                 5,000        (Royal Oaks Project), 1.55% due 3/01/2027 .......................................    5,000
                 2,500    Arizona School District, TAN, COP (Financing Program), 3.25% due 7/31/2002 ..........    2,506
                          Arizona State Transportation Board, Excise Tax Revenue Refunding Bonds
                          (Maricopa County Regional Area) (b):
                 2,500        5% due 7/01/2002 ................................................................    2,521
                 2,800        Series B, 6% due 7/01/2002 ......................................................    2,826
                          Casa Grande, Arizona, IDA, M/F, Housing Revenue Refunding Bonds, VRDN,
                          Series A (a):
                 2,010        (Center Park Apartments Project), 1.50% due 6/15/2031 ...........................    2,010
                 2,685        (Quail Gardens Apartments Project), 1.50% due 6/15/2031 .........................    2,685
                 1,495    Chandler, Arizona, IDA, IDR (Red Rock Stamping Company Project), VRDN, AMT,
                          1.75% due 2/01/2020 (a) .............................................................    1,495
                 2,275    Coconino County, Arizona, Flagstaff Unified School District Number 001, GO,
                          Refunding, 5.50% due 7/01/2002 (e) ..................................................    2,291
                          Coconino County, Arizona, Pollution Control Corporation Revenue Bonds
                          (Arizona Public Service Co. Project), VRDN, AMT (a):
                 5,370        1.45% due 11/01/2033 ............................................................    5,370
                 2,200        Series A, 1.55% due 12/01/2031 ..................................................    2,200
                 1,790    Flagstaff, Arizona, IDA, IDR (Joy Cone Company Project), VRDN, AMT,
                          1.90% due 4/01/2019 (a) .............................................................    1,790
                 5,500    Maricopa County, Arizona, IDA, IDR (Trans-Matic Manufacturing Production
                          Project), VRDN, AMT, 1.70% due 10/01/2026 (a) .......................................    5,500
                          Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding Bonds,
                          VRDN, AMT, Series A (a):
                 2,540        (Las Gardenias Apartments LP Project), 1.70% due 4/15/2033 ......................    2,540
                 5,000        (Villas Solanas Apartments), 1.70% due 11/15/2032 ...............................    5,000

Portfolio Abbreviations for CMA Arizona Municipal Money Fund

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
CP       Commercial Paper
FLOATS   Floating Rate Securities
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RAN      Revenue Anticipation Notes
S/F      Single-Family
TAN      Tax Anticipation Notes
VRDN     Variable Rate Demand Notes

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONTINUED)          (IN THOUSANDS)

                  Face
State            Amount                                Issue                                                       Value
------------------------------------------------------------------------------------------------------------------------
Arizona         $ 8,500   Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
(continued)               (Arizona Public Service Company), VRDN, Series C, 1.50% due 5/01/2029 (a) ........... $  8,500
                  3,000   Maricopa County, Arizona, Unified School District Number 93, School Improvement,
                          GO (Cave Creek), Series A, 3.40% due 7/01/2002 (e) ..................................    3,006
                 10,000   Phoenix, Arizona, Civic Improvement Corporation, Excise Tax Revenue
                          Bonds (Apartment Improvements), Subordinated, VRDN, AMT,
                          1.55% due 6/01/2020 (a) .............................................................   10,000
                          Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue Bonds:
                  4,962       FLOATS, VRDN, Series 505, 1.56% due 7/01/2011 (a) ...............................    4,962
                  7,500       RAN, CP, Series 2001-A, 1.80% due 6/12/2002 .....................................    7,500
                          Phoenix, Arizona, GO, Refunding:
                  1,000       6% due 7/01/2002 ................................................................    1,012
                  3,000       Series C, 6.375% due 7/01/2002 ..................................................    3,028
                          Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
                  1,000       (Bell Square Apartments Project), 1.55% due 6/01/2025 ...........................    1,000
                  8,420       (Mariners Pointe Apartments Project), AMT, Series A,
                              1.65% due 10/01/2023 ............................................................    8,420
                          Phoenix, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
                  6,750       (Copper Palms Apartments Project), 1.50% due 2/01/2030 ..........................    6,750
                  6,195       (Lynwood Apartments Project), 1.48% due 10/01/2025 ..............................    6,195
                  4,000       (Paradise Lakes Apartments Project), 1.55% due 7/01/2025 ........................    4,000
                  2,055   Phoenix, Arizona, IDA, Revenue Bonds (Laich Industries Corp. Project),
                          VRDN, AMT, 1.75% due 9/01/2016 (a) ..................................................    2,055
                  2,500   Phoenix, Arizona, IDA, Revenue Refunding Bonds (VAW of America Inc.), VRDN,
                          3.15% due 2/01/2012 (a) .............................................................    2,500
                  1,500   Pima County, Arizona, IDA, IDR, Refunding (Brush Wellman Inc. Project), VRDN,
                          1.60% due 9/01/2009 (a) .............................................................    1,500
                          Pima County, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
                  6,790       (Eastside Place Apartments), 1.48% due 2/15/2031 ................................    6,790
                  5,000       (La Cholla Apartments Project), 1.60% due 12/01/2025 ............................    5,000
                  3,235   Pima County, Arizona, IDA, S/F Mortgage Revenue Bonds (Mortgage-Backed
                          Securities Program), AMT, Series 1D, 2.65% due 5/01/2002 ............................    3,235
                  4,400   Pima County, IDA, Revenue Bonds (Tohono Chul Ok Project), VRDN,
                          1.50% due 8/01/2036 (a) .............................................................    4,400
                          Salt River Project, Arizona, Agriculture Improvement and Power District, Electric
                          System Revenue Bonds, CP:
                  2,000       Series A, 1.20% due 4/02/2002 ...................................................    2,000
                  7,600       Series B, 1.15% due 4/01/2002 ...................................................    7,600
                  3,500       Series B, 1.15% due 4/10/2002 ...................................................    3,500
                  7,000       Series B, 1.20% due 4/16/2002 ...................................................    7,000
                  7,500   Tempe, Arizona, Excise Tax Revenue Bonds, VRDN, 1.50% due 7/01/2023 (a) .............    7,500
                  5,265   Tucson and Pima Counties, Arizona, IDA, S/F Mortgage Revenue Bonds
                          (Mortgage-Backed Securities Program), AMT, Series C1, 2.70% due 7/15/2002 ...........    5,265
                  1,000   Tucson, Arizona, Airport Authority Inc., Special Revenue Bonds (LearJet Inc.),
                          VRDN, AMT, Series A, 3.15% due 10/01/2028 (a) .......................................    1,000
                  2,410   Tucson, Arizona, IDA, IDR (Fluoresco Old Nogales Project), VRDN, AMT,
                          1.80% due 8/01/2025 (a) .............................................................    2,410
                  3,930   Tucson, Arizona, IDA, Revenue Bonds (United Way Capital Corporation Project),
                          VRDN, 1.70% due 6/01/2021 (a) .......................................................    3,930
                          University of Arizona, COP, VRDN (a)(b):
                  2,900       (Main Campus & Research), Series A, 1.60% due 6/01/2025 .........................    2,900
                  4,300       (Student Union Bookstore), Series B, 1.60% due 6/01/2024 ........................    4,300

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONTINUED)          (IN THOUSANDS)

                  Face
State            Amount                                Issue                                                       Value
------------------------------------------------------------------------------------------------------------------------
Arizona         $ 1,550   University of Arizona, University System Revenue Refunding Bonds,
(concluded)               6% due 6/01/2002 .................................................................... $  1,562
                  2,000   Yuma County, Arizona, IDA, IDR (Meadowcraft Inc. Project), VRDN, AMT,
                          3.15% due 11/01/2012 (a) ............................................................    2,000
                 3,725    Yuma, Arizona, IDA, M/F Housing Revenue Refunding Bonds (El Encanto
                          Apartments), VRDN, Series A, 1.55% due 11/01/2008 (a) ...............................    3,725
------------------------------------------------------------------------------------------------------------------------
                          Total Investments (Cost--$226,854*)--99.6% ..........................................  226,854

                          Other Assets Less Liabilities--0.4% .................................................      854
                                                                                                                --------
                          Net Assets--100.0% .................................................................. $227,708
                                                                                                                ========
========================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2002.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   FSA Insured.
*     Cost for Federal income tax purposes.

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2002

Assets:
Investments, at value (identified cost--$226,854,474) ..................                   $  226,854,474
Cash ...................................................................                          322,186
Interest receivable ....................................................                          682,258
Prepaid registration fees and other assets .............................                            8,462
                                                                                           --------------
Total assets ...........................................................                      227,867,380
                                                                                           --------------
Liabilities:
Payables:
  Investment adviser ...................................................   $      87,426
  Distributor ..........................................................          41,091
  Beneficial interest redeemed .........................................           3,193          131,710
                                                                           -------------
Accrued expenses and other liabilities .................................                           27,652
                                                                                           --------------
Total liabilities ......................................................                          159,362
                                                                                           --------------
Net Assets .............................................................                   $  227,708,018
                                                                                           ==============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized ......................................................                   $   22,779,115
Paid-in capital in excess of par .......................................                      205,011,927
Undistributed investment income--net ...................................   $          45
Accumulated realized capital losses--net ...............................         (83,069)
                                                                           -------------
Total accumulated losses--net ..........................................                          (83,024)
                                                                                           --------------
Net Assets--Equivalent to $1.00 per share based on 227,791,153 shares of
beneficial interest outstanding ........................................                   $  227,708,018
                                                                                           ==============

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND STATEMENT
OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2002

Investment Income:
Interest and amortization of premium earned .........................                   $ 5,655,463
Expenses:
Investment advisory fees ............................................   $ 1,167,354
Distribution fees ...................................................       291,156
Professional fees ...................................................        61,678
Accounting services .................................................        42,002
Transfer agent fees .................................................        24,836
Printing and shareholder reports ....................................        20,746
Custodian fees ......................................................        20,343
Registration fees ...................................................        13,950
Pricing fees ........................................................         6,509
Trustees' fees and expenses .........................................         1,667
Other ...............................................................         8,090
                                                                        -----------
Total expenses ......................................................                     1,658,331
                                                                                        -----------
Investment income--net ..............................................                     3,997,132
                                                                                        -----------
Net Increase in Net Assets Resulting from Operations ................                   $ 3,997,132
                                                                                        ===========

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Year Ended March 31,
                                                                                            ------------------------------
Increase (Decrease) in Net Assets:                                                               2002             2001
--------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ...............................................................      $   3,997,132    $   7,376,464
Realized gain (loss) on investments--net .............................................                 --          (25,753)
                                                                                            -------------    -------------
Net increase in net assets resulting from operations .................................          3,997,132        7,350,711
                                                                                            -------------    -------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net ................................         (3,997,132)      (7,376,464)
                                                                                            -------------    -------------
Beneficial Interest Transactions:
Net proceeds from sale of shares .....................................................        865,895,417      839,687,518
Value of shares issued to shareholders in reinvestment of dividends ..................          3,987,370        7,376,520
                                                                                            -------------    -------------
                                                                                              869,882,787      847,064,038
Cost of shares redeemed ..............................................................       (891,054,499)    (825,368,330)
                                                                                            -------------    -------------
Net increase (decrease) in net assets derived from beneficial interest transactions...        (21,171,712)      21,695,708
                                                                                            -------------    -------------
Net Assets:
Total increase (decrease) in net assets ..............................................        (21,171,712)      21,669,955
Beginning of year ....................................................................        248,879,730      227,209,775
                                                                                            -------------    -------------
End of year* .........................................................................      $ 227,708,018    $ 248,879,730
                                                                                            =============    =============
*Undistributed investment income--net                                                       $          45    $          --
                                                                                            =============    =============

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived                         For the Year Ended March 31,
from information provided in the financial statements.      ------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         2002           2001           2000           1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .......................  $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                            -----------    -----------    -----------    -----------    -----------
Investment income--net ...................................          .02            .03            .03            .03            .03
Realized gain (loss) on investments--net .................           --             --+            --+            --+            --+
                                                            -----------    -----------    -----------    -----------    -----------
Total from investment operations .........................          .02            .03            .03            .03            .03
                                                            -----------    -----------    -----------    -----------    -----------
Less dividends from investment income--net ...............         (.02)          (.03)          (.03)          (.03)          (.03)
                                                            -----------    -----------    -----------    -----------    -----------
Net asset value, end of year .............................  $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                            ===========    ===========    ===========    ===========    ===========
Total Investment Return ..................................        1.68%          3.37%          2.80%          2.73%          3.05%
                                                            ===========    ===========    ===========    ===========    ===========
Ratios to Average Net Assets:
Expenses .................................................         .71%           .74%           .71%           .73%           .74%
                                                            ===========    ===========    ===========    ===========    ===========
Investment income--net ...................................        1.71%          3.31%          2.76%          2.69%          2.99%
                                                            ===========    ===========    ===========    ===========    ===========
Supplemental Data:
Net assets, end of year (in thousands) ...................  $   227,708    $   248,880    $   227,210    $   214,018    $   213,277
                                                            ===========    ===========    ===========    ===========    ===========

+Amount is less than $.01 per share

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $45 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $1 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary

CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2002, the Fund reimbursed FAM $6,349 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31, 2002 and March 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                        3/31/2002                3/31/2001
--------------------------------------------------------------------------------
Distributions
paid from:
 Tax-exempt income ...................  $3,997,132                $7,376,464
                                        ----------                ----------
Total distributions ..................  $3,997,132                $7,376,464
                                        ==========                ==========
--------------------------------------------------------------------------------

As of March 31, 2002, there were no significant differences between the book and tax components of net assets.

5. Capital Loss Carryforward:

At March 31, 2002, the Fund had a net capital loss carryforward of approximately $83,000, of which $6,000 expires in 2004, $30,000 expires in 2005, $6,000 expires in 2006, $5,000 expires in 2007, $10,000 expires in 2008 and $26,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

CMA ARIZONA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 3, 2002

CMA ARIZONA MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

CMA ARIZONA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

                                                                                                         Number of
                                                                                                         Portfolios       Other
                                                                                                           in Fund      Director-
                            Position(s)    Length                                                          Complex        ships
                              Held         of Time                                                       Overseen by     Held by
Name, Address & Age         with Fund      Served    Principal Occupation(s) During Past 5 Years           Trustee       Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
====================================================================================================================================
Terry K. Glenn*              President     1999 to   Chairman, Americas Region since 2001, and            127 Funds        None
800 Scudders Mill Road       and           Present   Executive Vice President since 1983 of Fund        184 Portfolios
Plainsboro, NJ 08536         Trustee                 Asset Management, L.P. ("FAM") and Merrill
Age: 61                                              Lynch Investment Managers, L.P. ("MLIM");
                                                     President of Merrill Lynch Mutual Funds since
                                                     1999; President of FAM Distributors, Inc.
                                                     ("FAMD") since 1986 and Director thereof
                                                     since 1991; Executive Vice President and
                                                     Director of Princeton Services, Inc. ("Princeton
                                                     Services") since 1993; President of Princeton
                                                     Administrators, L.P. since 1988; Director of
                                                     Financial Data Services, Inc., since 1985.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Trustee's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

                                                                                                         Number of
                                                                                                         Portfolios       Other
                                                                                                           in Fund      Director-
                            Position(s)    Length                                                          Complex        ships
                              Held         of Time                                                       Overseen by     Held by
Name, Address & Age         with Fund      Served*   Principal Occupation(s) During Past 5 Years           Trustee       Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
====================================================================================================================================
Ronald W. Forbes             Trustee       1977 to   Professor Emeritus of Finance, School of             46 Funds       None
1400 Washington Avenue                     present   Business, State University of New York at         55 Portfolios
Albany, NY 12222                                     Albany since 2000; and Professor thereof
Age: 61                                              from 1989 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery        Trustee       1995 to   Professor, Harvard Business School since 1989.       46 Funds       Unum-
Harvard Business School                    present                                                     55 Portfolios     Provident
Soldiers Field Road                                                                                                      Corporation
Boston, MA 02163                                                                                                         and Newell
Age: 49                                                                                                                  Rubbermaid
                                                                                                                         Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C. Reilly            Trustee       1990 to   Self-employed financial consultant since 1990.       46 Funds       None
9 Hampton Harbor Road                      present                                                     55 Portfolios
Hampton Bays, NY 11946
Age 70
------------------------------------------------------------------------------------------------------------------------------------
Kevin A. Ryan                Trustee       1992 to   Founder and currently Director Emeritus of           46 Funds       Charter
127 Commonwealth Avenue                    present   The Boston University Center for the              55 Portfolios     Education
Chestnut Hill, MA 02467                              Advancement of Ethics and Character and                             Partnership
Age: 69                                              Director thereof from 1989 to 1999; Professor                       and the
                                                     from 1982 to 1999 at Boston University.                             Council for
                                                                                                                         Ethical and
                                                                                                                         Spiritual
                                                                                                                         Education.
------------------------------------------------------------------------------------------------------------------------------------

CMA ARIZONA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES (CONCLUDED)

                                                                                                         Number of
                                                                                                         Portfolios       Other
                                                                                                           in Fund      Director-
                            Position(s)    Length                                                          Complex        ships
                              Held         of Time                                                       Overseen by     Held by
Name, Address & Age         with Fund      Served*   Principal Occupation(s) During Past 5 Years           Trustee       Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (concluded)
====================================================================================================================================
Roscoe S. Suddarth           Trustee       2000 to   Former President, Middle East Institute              46 Funds     None
7403 MacKenzie Court                       present   from 1995 to 2001.                                55 Portfolios
Bethesda, MD 20817
Age: 66
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West              Trustee       1978 to   Professor of Finance since 1984, and currently       46 Funds     Bowne & Co.,
Box 604                                    present   Dean Emeritus of New York University, Leonard     55 Portfolios   Inc.; Vornado
Genoa, NV 89411                                      N. Stern School of Business Administration.                       Realty Trust;
Age: 64                                                                                                                and Alex-
                                                                                                                       ander's Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D. Zinbarg            Trustee       1994 to   Self-employed financial consultant since 1994.       46 Funds     None
5 Hardwell Road                            present                                                     55 Portfolios
Short Hills, NJ 07078
Age: 67
------------------------------------------------------------------------------------------------------------------------------------

*     The Trustee's term is unlimited.

                                Position(s)   Length
                                  Held        of Time
Name, Address & Age             with Fund     Served*   Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
====================================================================================================================================
Donald C. Burke                 Vice          1993 to   First Vice President of FAM and MLIM since 1997 and the Treasurer thereof
P.O. Box 9011                   President     present   since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton, NJ 08543-9011        and           and       1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
Age: 41                         Treasurer     1999 to   from 1990 to 1997; Director of Taxation of MLIM since 1990.
                                              present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Jacob                Senior        1989 to   First Vice President of the Adviser and MLIM since 1984.
P.O. Box 9011                   Vice          present
Princeton, NJ 08543-9011        President
Age: 50
------------------------------------------------------------------------------------------------------------------------------------
John M. Loffredo                Senior        2001 to   First Vice President of MLIM since 1997; Vice President of MLIM from
P.O. Box 9011                   Vice          present   1991 to 1997.
Princeton, NJ 08543-9011        President
Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Darrin J. SanFillippo           Vice          1996 to   Vice President of MLIM since 1998; Assistant Vice President of MLIM from
P.O. Box 9011                   President     present   1994 to 1998.
Princeton, NJ 08543-9011        and
Age: 36                         Portfolio
                                Manager
------------------------------------------------------------------------------------------------------------------------------------
Phillip S. Gillespie            Secretary     2001 to   First Vice President of MLIM since 2001; Director of MLIM from 1999 to 2000;
P.O. Box 9011                                 present   Vice President of MLIM in 1999; Attorney associated with the Manager and
Princeton, NJ 08543-9011                                FAM from 1998 to 1999; Assistant General Counsel LGT Asset Management,
Age: 38                                                 Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of
                                                        Investment Management and the Office of General Counsel at the U.S.
                                                        Securities and Exchange Commission from 1993 to 1997.
------------------------------------------------------------------------------------------------------------------------------------

*     Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

CMA ARIZONA MUNICIPAL MONEY FUND
CUSTODIAN AND TRANSFER AGENT

Custodian                                Transfer Agent                    + For inquiries regarding
State Street Bank and Trust Company      Financial Data Services, Inc.       your CMA account, call
P.O. Box 351                             4800 Deer Lake Drive East           800-CMA-INFO or
Boston, MA 02101                         Jacksonville, FL 32246-6484         800-262-4636.
                                         800-221-7210+

Vincent R. Giordano, Senior Vice President of CMA Arizona Municipal Money Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Giordano well in his retirement.

[LOGO] Merrill Lynch   Investment Managers

                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Arizona
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #16714--3/02